UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS
                              SAN ANTONIO DIVISION

CASE NAME:  Concord Energy Incorporated               Petition Date:  08/27/1998

                                                       CASE NUMBER: 98-54129-RBK

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: NOVEMBER     YEAR  1998

                                                 SEPTEMBER   OCTOBER    NOVEMBER
                MONTH                                98        98         98
--------------------------------------------------------------------------------
  REVENUES (MOR-6)                                   0           0           0
  INCOME BEFORE INT, DEPREC./ TAX (MOR-6)         (982)       (250)     (2,450)
  NET INCOME (LOSS) (MOR-6)                       (986)       (250)     (2,450)
  PAYMENTS TO INSIDERS (MOR-9)                       0           0           0
  PAYMENTS TO PROFESSIONALS (MOR-9)                  0           0         113
  TOTAL DISBURSEMENTS (MOR-8)                      195         250       3,303

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustees***

  -----------------------------------------------------------------------


     REQUIRED INSURANCE MAINTAINED
      AS OF SIGNATURE DATE                           EXP.
  ________________________________________          DATE
  CASUALTY       N/A        YES ( ) NO ( )      ___-___-___
  LIABILITY      N/A        YES ( ) NO ( )      ___-___-___
  VEHICLE        N/A        YES ( ) NO ( )      ___-___-___
  WORKER'S       N/A        YES ( ) NO ( )      ___-___-___

--------------------------------------------------------------------------------
  ATTORNEY NAME:  Deborah D. Williams
  FIRM:  Cox & Smith, Incorporated
  ADDRESS:  112 East Pecan
  ADDRESS:  Suite 1800
  CITY, STATE  ZIP:  San Antonio, Texas 78205
--------------------------------------------------------------------------------

                                   CIRCLE ONE

Are all accounts receivable being collected within terms?  Yes   (No)
Are all post-petition liabilities, including taxes, being paid within terms?
(Yes)  No
Have any pre-petition liabilities been paid? Yes (No) If so, describe: _________
____________________________________________________________________
Are all funds received being deposited into DIP bank accounts?  (Yes)  No
Were any assets disposed of outside the normal course of business?  Yes  (No)
If so, describe ________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?   (Yes)   No
What is the status of your Plan of Reorganization? Debtor has not yet filed a plan but is in the preliminary negotiations with various secured parties.

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED:  /s/ Scott S. Kalish
         -------------------------------------
                 (ORIGINAL SIGNATURE)

 TITLE:  Treasurer
         -------------------------------------

MOR-1                                                           Revised 07-01-98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                         COMPARATIVE BALANCE SHEETS

                                      FILING DATE *     MONTH        MONTH        MONTH      MONTH  MONTH  MONTH
        ASSETS                          08/27/98     SEPTEMBER 98  OCTOBER 98  NOVEMBER 98
----------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash                                           0            0            0        20,469
Accounts Receivable, Net                       0            0            0            0
Inventory:  Lower of Cost or Market            0            0            0            0
Prepaid Expenses                           50,000       50,000       50,000       50,000
Investments                                    0            0            0            0
Other                                          0            0            0            0
                                        ---------    ---------    ---------    ---------
TOTAL CURRENT ASSETS                       50,000       50,000       50,000       70,469
                                        ---------    ---------    ---------    ---------
PROPERTY, PLANT & EQUIP, @ COST                0            0            0            0
Less Accumulated Depreciation                  0            0            0            0
NET BOOK VALUE OF PP & E                       0            0            0            0
OTHER ASSETS:
  1.     Tax Deposits                          0            0            0            0
  2.     Investments in Subs            8,800,000    8,800,000    8,800,000    8,800,000
  3.     Organizational Costs               1,240        1,240        1,240        1,240
  4.     (attach list)
                                        ---------    ---------    ---------    ---------
         TOTAL ASSETS                   8,851,240    8,851,240    8,851,240    8,871,709
                                        =========    =========    =========    =========

                  * Per Schedules and Statement of Affairs

MOR-2                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                           COMPARATIVE BALANCE SHEETS

                                          FILING DATE *     MONTH        MONTH        MONTH     MONTH    MONTH   MONTH
                                             08/27/98    SEPTEMBER 98  OCTOBER 98  NOVEMBER 98
----------------------------------------------------------------------------------------------------------------------
  LIABILITIES & OWNERS
    EQUITY
  LIABILITIES
    POST PETITION LIABILITIES (MOR-4)                           982        1,232       24,179
    PRE-PETITION LIABILITIES:
      Notes Payable- Secured
      Priority Debt                           31,500         31,500       31,500       32,300
      Federal Income Tax                        0             0
      FICA/Withholding                          0             0
      Unsecured Debt                        3,841,314     3,841,314    3,841,314    3,841,286
      Other
                                            ---------     ---------    ---------    ---------
  TOTAL PRE-PETITION LIABILITIES            3,872,814     3,872,814    3,872,814    3,872,789
                                            ---------     ---------    ---------    ---------
  TOTAL LIABILITIES                         3,872,814     3,873,796    3,874,046    3,896,965
                                            ---------     ---------    ---------    ---------
  OWNER'S EQUITY (DEFICIT)
      PREFERRED STOCK
      COMMON STOCK                                605           605          605          605
    ADDITIONAL PAID-IN CAPITAL              6,688,322     6,688,322    6,688,322    6,688,322
    RETAINED EARNINGS:  Filing Date        (1,710,501)   (1,710,501)  (1,710,501)  (1,710,501)
    RETAINED EARNINGS: Post Filing Date                        (982)      (1,232)      (3,682)
                                            ---------     ---------    ---------    ---------
    TOTAL OWNER'S EQUITY (NET WORTH)        4,978,426     4,977,440    4,977,440    4,974,744
                                            ---------     ---------    ---------    ---------
    TOTAL LIABILITIES &
      OWNER'S EQUITY                        8,851,240     8,851,240    8,851,240    8,871,709
                                            =========     =========    =========    =========

                    * Per Schedules and Statement of Affairs

MOR-3                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                      SCHEDULE OF POST-PETITION LIABILITIES

                               MONTH       MONTH       MONTH   MONTH MONTH MONTH
                            SEPTEMBER 98 OCTOBER 98 NOVEMBER 98
--------------------------------------------------------------------------------
 TRADE ACCOUNTS PAYABLES        787         787           0
 TAX PAYABLE:

   Federal Payroll Taxes          0           0           0

   State Payroll & Sales          0           0           0

   Ad Valorem Taxes               0           0           0

   Other Taxes                    0           0           0

 TOTAL TAXES PAYABLE              0           0           0

 SECURED DEBT POST-PETITION       0           0           0
 ACCRUED INTEREST PAYABLE
 *ACCRUED PROFESSIONAL FEES:
 OTHER ACCRUED LIABILITIES:
   1.  REFUND RECEIVED IN ERROR                      23,734

   2.  ADVANCE                  195          445        445

   3.
 TOTAL POST-PETITION            ---        -----     ------
   LIABILITIES (MOR-3)          982        1,232     24,179
                                ===        =====     ======

* Payment Requires Court Approval

MOR-4                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                       AGING OF POST-PETITION LIABILITIES
                               MONTH NOVEMBER 1998

   DAYS       TOTAL  TRADE ACCTS   FED TAXES  STATE TAXES   AD-VALOREM,    OTHER
                                                            OTHER TAXES
--------------------------------------------------------------------------------
    0-30     23,734*       0                                              23,734
   31-60        250        0                                                 250
   61-90        195        0                                                 195
    91+           0        0                                                   0
             ------      ---                                              ------
   TOTAL     24,179        0                                              24,179
             ======      ===                                              ======

                          AGING OF ACCOUNTS RECEIVABLE

   MONTH          SEPTEMBER 98  OCTOBER 98  NOVEMBER 98
--------------------------------------------------------------------------------
 0-30 DAYS            0             0           0
31-60 DAYS            0             0           0
61-90 DAYS            0             0           0
 91+ DAYS             0             0           0
                     ---           ---         ---
   TOTAL              0             0           0
                     ===           ===         ===

MOR-5                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                           STATEMENT OF INCOME (LOSS)

                                                                       FILING TO
  MONTH                       SEPTEMBER 98   OCTOBER 98  NOVEMBER 98      DATE
--------------------------------------------------------------------------------
REVENUES (MOR-1)                   0           0              0             0
TOTAL COST OF REVENUES             0           0              0             0
                                 ----        ----          -----       -------

GROSS PROFIT                       0           0              0             0
                                 ----        ----          -----       -------

OPERATING EXPENSES:

    Selling & Marketing            0           0              0             0

    General & Administrative     982         250          2,337         3,569

    Insiders Compensation          0           0              0             0

    Professional Fees              0           0            113           113

    Other (attach list)            0           0              0             0

                                ----        ----         ------        -------
TOTAL OPERATING EXPENSES         982         250          2,450         3,682
                                ----        ----         ------        -------

INCOME BEFORE INT, DEPR/TAX
  (MOR-1)                       (982)       (250)        (2,450)       (3,682)
INTEREST EXPENSE                   0           0                            0
DEPRECIATION
OTHER (INCOME) EXPENSES*
OTHER ITEMS **
TOTAL INT, DEPR & OTHER ITEMS      0           0                            0
                                ----        ----         ------       -------
NET INCOME BEFORE TAXES         (982)       (250)        (2,450)       (3,682)

FEDERAL INCOME TAXES
                                ----        ----         ------       -------
NET INCOME (LOSS) (MOR-1)       (982)       (250)        (2,450)       (3,682)
                                ====        ====         ======       =======

Accrual Accounting Required, Otherwise Footnote with Explanation.
*     Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

MOR-6                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK


                                              MONTH       MONTH      MONTH     MONTH    MONTH    MONTH    FILING TO
                                           SEPTEMBER 98 OCTOBER 98 NOVEMBER 98                               DATE
-------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND
    DISBURSEMENTS
    1.  CASH - BEGINNING OF MONTH              195          0             0                                  195
   RECEIPTS:
    2.  CASH SALES                              0           0             0                                    0
    3.  COLLECTION OF ACCOUNTS RECEIVABLE       0           0             0                                    0
    4.  LOANS & ADVANCES -- ADVANCE             0           0            50                                   50
    5.  SALE OF ASSETS                          0           0             0                                    0
    6.  OTHER (OCT.: ADVANCE FROM
          SUBSIDIARY -- CEI -- NEVADA;
          NOV.: REFUND RECEIVED IN ERROR)       0         250        23,734                               23,984
                                              ----       ----        ------                               ------
     TOTAL RECEIPTS **                                    250        23,734                               24,034
                                                         ----        ------                               ------
    (Withdrawal) Contribution by Individual
     Debtor MFR-2*

    DISBURSEMENTS:
    7.  NET PAYROLL                             0           0             0                                    0
    8.  PAYROLL TAXES PAID                      0           0             0                                    0
    9.  SALES,USE & OTHER TAXES PAID            0           0             0                                    0
  10.  SECURED / RENTAL / LEASES                0           0             0                                    0
  11.  UTILITIES                                0           0           504                                  504
  12.  INSURANCE                                0           0             0                                    0
  13.  INVENTORY PURCHASES                      0           0             0                                    0
  14.  VEHICLE EXPENSES                         0           0             0                                    0
  15.  TRAVEL & ENTERTAINMENT                   0           0             0                                    0
  16.  REPAIRS, MAINTENANCE & SUPPLIES          0           0             0                                    0
  17.  ADMINISTRATIVE & SELLING                195          0         2,597                                2,592
  18.  OTHER (attach list)                      0           0            62                                   62
                                              ----       ----        ------                               ------
    TOTAL DISBURSEMENTS FROM OPERATIONS        195          0         3,163                                3,358
                                              ----       ----        ------                               ------
  19.  PROFESSIONAL FEES                        0           0           152                                  152
  20.  U.S. TRUSTEE FEES                        0         250             0                                  250
  21.  OTHER REORGANIZATION EXPENSES
       (ATTACH LIST)                             0          0             0                                    0
  TOTAL  DISBURSEMENTS**                       195          0         3,315*                               3,760
                                              ----       ----        ------                               ------
  22.  NET CASH FLOW                          (195)         0        20,469                               20,274
                                              ----       ----        ------                               ------
  23.  CASH - END OF MONTH (MOR-2)              0           0        20,469                               20,469
                                              ====       ====        ======                               ======

*     Applies to Individual debtor's only
** Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8
+     AMOUNT IS TOTAL DISBURSEMENT OF $3,303 AND $12 NEGATIVE BEGINNING BALANCE.

MOR-7                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                           CASH ACCOUNT RECONCILIATION
                                MONTH OF NOVEMBER

BANK NAME
ACCOUNT NUMBER                   #20053902   #        #
ACCOUNT TYPE                     OPERATING   PAYROLL  TAX   OTHER FUNDS    TOTAL
--------------------------------------------------------------------------------
BANK BALANCE                       20,582                                20,582
DEPOSIT IN TRANSIT                      0                                     0
OUTSTANDING CHECKS                    113                                   113
                                   ------                                ------
ADJUSTED BANK BALANCE              20,469                                20,469
                                   ======                                ======
BEGINNING CASH - PER BOOKS            (12)                                  (12)
RECEIPTS                           23,784                                23,784
TRANSFERS BETWEEN ACCOUNTS              0                                     0
(WITHDRAWAL) CONTRIBUTION - BY
INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS          3,303                                 3,303
                                   ------                                ------
ENDING CASH - PER BOOKS            20,469                                20,469
                                   ======                                ======

*** Numbers for the current month should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7.

MOR-8                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS:  NAME/POSITION/    MONTH    MONTH   MONTH     MONTH  MONTH   MONTH
           COMP TYPE          SEPTEMBER OCTOBER NOVEMBER
                                  98      98       98
-----------------------------------------------------------------------------
1.
2.
3.
4.
5.
6.
                                 ---      ---     ---
TOTAL INSIDERS (MOR-1)            0        0       0
                                 ===      ===     ===

      PROFESSIONALS             MONTH    MONTH   MONTH     MONTH   MONTH  MONTH
     NAME/ORDER DATE          SEPTEMBER OCTOBER NOVMEBER
                                 98       98       98
-----------------------------------------------------------------------------
1.
2.
3.
4.
5.
6.
                                 ---      ---     ---
TOTAL PROFESSIONALS (MOR-1)       0        0       0
                                 ===      ===     ===

MOR-9                                                       Revised 07/01/98